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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     May 16, 2003
                                                -------------------------------


                        TeraForce Technology Corporation
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             (Exact name of registrant as specified in its charter)



         Delaware                       0-11630                 76-0471342
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 (State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)                File Number)         Identification No.)


           1240 East Campbell Road, Richardson, Texas           75081
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            (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code         (469) 330-4960
                                                  ------------------------------



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ITEM 9. INFORMATION PROVIDED UNDER ITEM 12.

         On May 16, 2003 the Company issued a press release (see Exhibit 99.1) concerning its results of operations for the quarter ended March 31, 2003.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business to Be Acquired:     N/A

     (b) Pro Forma Financial Information:   N/A

     (c) Exhibits:

    99.1       Press release issued May 16, 2003

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           TeraForce Technology Corporation
                                       ----------------------------------------
                                                      (Registrant)


Date: May 21, 2003                           By: /s/ Herman M. Frietsch
      ----------------                 ----------------------------------------
                                                        (Signature)
                                             Herman M. Frietsch
                                             Chairman of the Board and CEO



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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                DESCRIPTION
-------               -----------
 99.1       Press release issued May 16, 2003